UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22500

A&Q Multi-Strategy Fund

(Exact name of registrant as specified in charter)

600 Washington Boulevard

                             Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Business Solutions US LLC

One North Wacker Drive

                         Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 719-1428

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

A&Q MULTI-STRATEGY FUND

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

March 31, 2021

An exemption under Regulation 4.5 has been obtained from the Commodity Futures Trading Commission for

A&Q Multi-Strategy Fund

A&Q MULTI-STRATEGY FUND

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

March  31, 2021

Ernst & Young LLP 5 Times Square New York, NY - 10036	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

A&Q Multi-Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of A&Q Multi-Strategy Fund (the “Fund”), including the schedule of portfolio investments, as of March 31, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments in investment funds as of March 31, 2021, by correspondence with management of the underlying investment funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the UBS Hedge Fund Solutions LLC investment companies since 1995.

New York, NY

May 26, 2021

A&Q Multi-Strategy Fund

Statement of Assets and Liabilities

March 31, 2021

ASSETS

Investments in Investment Funds, at fair value (cost $340,019,383)	$468,397,794
Cash	975,515
Receivable from Investment Funds	32,361,702
Other assets	3,211

Total Assets	501,738,222

LIABILITIES

Shareholders’ redemptions payable	12,919,763
Subscriptions received in advance	2,980,000
Loan payable	2,770,000
Management Fee payable	1,828,442
Payable to affiliate	625,000
Administration fee payable	197,534
Professional fees payable	120,335
Tax compliance fees payable	100,000
Officer’s and Trustees’ fees payable	73,371
Payable to Adviser	17,193
Loan interest payable	15,155
Custody fee payable	855
Other liabilities	128,036

Total Liabilities	21,775,684

Net Assets	$479,962,538

NET ASSETS

Represented by:
Paid in capital	$475,423,432
Total distributable earnings (loss)	4,539,106

Net Assets	$479,962,538

Net asset value per Share (based on 480,685.208 Shares outstanding)	$998.50

The accompanying notes are an integral part of these financial statements.	2

A&Q Multi-Strategy Fund

Schedule of Portfolio Investments

March 31, 2021

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Net Assets	Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Credit/Income

Aeolus Property Catastrophe Keystone PF Fund LP	Global	$3,170,927	$2,514,915	0.52%	6/1/2013	Custom Dates	93 days	12/31/2021		(d)
Axonic Special Opportunities SBL Overseas Fund Ltd.	US/Canada	18,500,000	21,601,555	4.50	7/1/2020	Quarterly	180 days	6/30/2022	(e)	$21,601,555
Bayview Liquid Credit Strategies Offshore, L.P.	US/Canada	4,453,151	4,312,693	0.90	7/1/2015	Quarterly	65 days	3/31/2021	(f)	$1,078,173
Boundary Creek Fund Offshore Ltd.	Global	15,000,000	15,943,262	3.32	10/1/2020	Quarterly	90 days	9/30/2021	(e),(f)	$3,985,816
Redwood Opportunity Offshore Fund, Ltd.	US/Canada	11,962,176	17,635,954	3.68	2/1/2017	Quarterly	60 days	3/31/2021	(f)	$4,408,989

Credit/Income Subtotal		53,086,254	62,008,379	12.92

Equity Hedged
Anomaly Capital International, Ltd.	Global	20,000,000	22,163,049	4.62	10/1/2020	Quarterly	60 days	9/30/2022	(e),(f)	$5,540,762
Brilliant US Feeder 2 Fund Limited	Greater China	11,581,841	12,564,841	2.62	6/1/2018	Monthly	30 days	3/31/2021	(g),(h)	$9,217,925
Parsifal Offshore Ltd.	Global	20,000,000	20,536,332	4.28	3/1/2021	Quarterly	60 days	3/31/2022	(e),(f)	$5,134,083
Perceptive Life Sciences Qualified Fund, L.P.	US/Canada	5,787,101	13,643,712	2.84	4/1/2011	Quarterly	45 days	3/31/2021		$13,643,712
Pleiad Asia Offshore Feeder Fund	Asia including Japan	14,112,706	18,870,716	3.93	2/1/2018	Quarterly	60 days	3/31/2021	(f)	$4,717,679
Point72 Capital International, Ltd.	Global	16,588,990	20,964,983	4.37	8/1/2018	Quarterly	45 days	3/31/2021	(f)	$5,241,246
York Asian Opportunities Fund, L.P.	Asia including Japan	22,843,050	33,717,080	7.02	4/1/2018	Quarterly	60 days	3/31/2021		$33,717,080
ZP Offshore Utility Fund, Ltd.	US/Canada	10,230,000	16,283,863	3.39	4/1/2016	Quarterly	45 days	3/31/2021		$16,283,863

Equity Hedged Subtotal		121,143,688	158,744,576	33.07

Multi-Strategy
LMR Fund Limited	Global	4,493,383	4,983,400	1.04	2/1/2019	Quarterly	90 days	4/30/2021	(f)	$1,245,850
Millennium International Ltd.	Global	6,902,736	15,697,492	3.27	4/1/2011	Quarterly	90 days	3/31/2021	(f)	$3,924,373

Multi-Strategy Subtotal		11,396,119	20,680,892	4.31

Relative Value
Linden Investors LP	Global	11,806,488	25,490,651	5.31	4/1/2014	Quarterly	65 days	3/31/2021	(i)	$25,490,651
Symmetry International Fund, Ltd.	Global	31,314,616	54,775,757	11.41	1/1/2015	Quarterly to Custom Dates	90 to 180 days	12/31/2022		$54,775,757
Two Sigma Absolute Return Enhanced Cayman Fund, Ltd.	Global	22,814,553	20,190,439	4.21	8/1/2012	Monthly	30 days	3/31/2021		$20,190,439
Two Sigma Spectrum Cayman Fund, Ltd.	Global	6,625,518	9,779,383	2.04	6/1/2015	Quarterly	56 days	3/31/2021		$9,779,383

Relative Value Subtotal		72,561,175	110,236,230	22.97

The accompanying notes are an integral part of these financial statements.	3

A&Q Multi-Strategy Fund

Schedule of Portfolio Investments (continued)

March 31, 2021

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Net Assets	Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Trading

East One Commodity Fund Ltd.	Global Markets	$22,000,000	$21,844,328	4.55%	3/1/2021	Monthly	30 days	2/28/2022	(e)	$21,844,328
Element Capital Feeder Fund, Ltd.	Global	17,619,264	25,735,056	5.36	4/1/2016	Quarterly	90 days	3/31/2021	(f)	$6,433,764
Pharo GAIA Fund, Ltd.	Global	22,590,233	35,450,917	7.39	4/1/2015	Quarterly	90 days	3/31/2021		$35,450,917
Rokos Global Macro Fund, Ltd.	Global	19,622,650	33,697,416	7.02	11/1/2015	Monthly	90 days	3/31/2021	(f)	$8,424,354

Trading Subtotal		81,832,147	116,727,717	24.32

Total Investment Funds		$340,019,383	$468,397,794	97.59%

(a)	Each Investment Fund noted within the Schedule of Portfolio Investments is non-income producing.
(b)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(c)	Unless otherwise noted, the redemption notice periods are shown in calendar days.
(d)

Generally, the Investment Fund is renewed on the anniversary date each year or paid out within 3 months after the anniversary date. However, if there are insurance claims, the amount and time of payment becomes uncertain and can take years to settle. As of March 31, 2021, the Fund is not aware of any uncertainties related to redemptions.

(e)	This holding is under lock-up and is not redeemable without paying a fee.
(f)	The Investment Fund is subject to an investor level gate of 25%.
(g)	A portion of the Investment Fund is subject to an investor level gate of 20%.
(h)	A portion of this holding ($4,183,645) is under lock-up and is not redeemable.
(i)	The Investment Fund is subject to an investor level gate of 25% when total redemptions in the Investment Fund exceed 20%.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual

Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The accompanying notes are an integral part of these financial statements.	4

A&Q Multi-Strategy Fund

Statement of Operations

Year Ended March 31, 2021

EXPENSES

Management Fee	$7,356,851
Incentive Fee	2,840,283
Professional fees	860,226
Administration fee	392,392
Commitment Fee	336,796
Officer’s and Trustees’ fees	155,166
Tax compliance fees	150,000
Loan interest	28,731
Other Adviser fees	17,193
Custody fee	8,862
Printing, insurance and other expenses	379,375

Total Expenses	12,525,875

Net Investment Loss	(12,525,875)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	37,710,194
Net change in unrealized appreciation/depreciation on investments in Investment Funds	47,840,033

Net Realized and Unrealized Gain/(Loss) from Investments	85,550,227

Net Increase in Net Assets Derived from Operations	$73,024,352

The accompanying notes are an integral part of these financial statements.	5

A&Q Multi-Strategy Fund

Statements of Changes in Net Assets

Years Ended March 31, 2020 and 2021

Net Assets at April 1, 2019	$535,934,765

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM OPERATIONS
Net investment loss	(11,780,541)
Net realized gain/(loss) from investments in Investment Funds	26,377,215
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(12,909,020)

Net Increase in Net Assets Derived from Operations	1,687,654

DISTRIBUTIONS TO SHAREHOLDERS (See Note 2d)	(33,083,381)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS
Shareholders’ subscriptions of 15,086.687 Shares	14,992,985
Reinvestment of distributions of 29,483.631 Shares	28,870,597
Shareholders’ redemptions of 87,507.961 Shares	(85,483,136)

Net Decrease in Net Assets Derived from Capital Transactions	(41,619,554)

Net Assets at March 31, 2020	$462,919,484

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM OPERATIONS
Net investment loss	(12,525,875)
Net realized gain/(loss) from investments in Investment Funds	37,710,194
Net change in unrealized appreciation/depreciation on investments in Investment Funds	47,840,033

Net Increase in Net Assets Derived from Operations	73,024,352

DISTRIBUTIONS TO SHAREHOLDERS (See Note 2d)	(36,330,718)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS
Shareholders’ subscriptions of 14,042.989 Shares	14,265,888
Reinvestment of distributions of 32,493.479 Shares	33,002,342
Shareholders’ redemptions of 66,657.072 Shares	(66,918,810)

Net Decrease in Net Assets Derived from Capital Transactions	(19,650,580)

Net Assets at March 31, 2021	$479,962,538

The accompanying notes are an integral part of these financial statements.	6

A&Q Multi-Strategy Fund

Statement of Cash Flows

Year Ended March 31, 2021

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets derived from operations	$73,024,352
Adjustments to reconcile net increase in net assets derived from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(110,751,911)
Proceeds from disposition of investments in Investment Funds	175,834,025
Net realized (gain)/loss from investments in Investment Funds	(37,710,194)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(47,840,033)
Changes in assets and liabilities:
(Increase)/decrease in assets:
Advanced subscriptions in Investment Funds	2,250,000
Receivable from Investment Funds	(12,810,559)
Other assets	24
Increase/(decrease) in liabilities:
Administration fee payable	(8,451)
Loan interest payable	15,155
Management Fee payable	(51,236)
Officer’s and Trustees’ fees payable	40,681
Payable to Adviser	17,193
Payable to affiliate	625,000
Professional fees payable	(11,471)
Other liabilities	(24,560)
Net cash provided by operating activities	42,598,015

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shareholders’ subscriptions, including change in subscriptions received in advance	16,895,888
Distributions paid	(3,328,376)
Payments on shareholders’ redemptions, including change in shareholders’ redemptions payable	(78,301,076)
Proceeds from loan	24,930,000
Principal payment on loan	(22,160,000)
Net cash used in financing activities	(61,963,564)

Net decrease in cash	(19,365,549)
Cash-beginning of year	20,341,064
Cash-end of year	$975,515

Supplemental disclosure of cash flow information:
Interest paid	$13,576
Reinvestment of distributions	$33,002,342

The accompanying notes are an integral part of these financial statements.	7

A&Q Multi-Strategy Fund

Financial Highlights

The following represents the ratios to average net assets and other supplemental information for the periods indicated. An individual shareholder’s ratios and returns may vary from the below based on the timing of capital transactions.

		Years Ended March 31,
	2021	2020	2019	2018	2017
Per Share operating performance
Net asset value per Share, beginning	$924.35	$985.64	$1,010.28	$1,033.72	$975.89
Gain/(Loss) from investment operations:
Net investment loss [a]	(26.22)	(22.38)	(21.44)	(24.40)	(21.93)
Net realized and unrealized gain (loss) from investments	178.42	25.86	28.15	87.79	92.75
Total gain from investment operations	152.20	3.48	6.71	63.39	70.82
Distributions to shareholders	(78.05)	(64.77)	(31.35)	(86.83)	(12.99)
Net asset value per Share, ending	$998.50	$924.35	$985.64	$1,010.28	$1,033.72

Ratio/Supplemental Data:
Ratio of net investment loss to average net assets [b,c]	(2.57%)	(2.24%)	(2.10%)	(2.31%)	(2.14%)

Ratio of total expenses to average net assets after Incentive Fee [b,c,d]	2.57%	2.24%	2.10%	2.31%	2.15%

Portfolio turnover rate	23.97%	12.55%	24.17%	18.33%	26.40%

Total return after Incentive Fee [e,f]	16.32%	(0.02%)	0.76%	6.30%	7.29%

Asset coverage [g]	174.272	N/A	N/A	45.651	17.535

Net assets	$479,962,538	$462,919,484	$535,934,765	$602,785,782	$620,065,759

a	Calculated based on the average Shares outstanding during the period.

b	Ratios to average net assets are calculated based on the average net assets for the period.

c	Ratios of net investment loss and total expenses to average net assets do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.

d	The ratios of total expenses to average net assets before Incentive Fee were 1.99%, 1.99%, 2.01%, 1.99% and 1.94% for the years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively.

e

The total return is based on the change in value during the period of a theoretical investment made at the beginning of the period. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for reinvestment of all dividends and distributions, if any, in accordance with the reinvestment plan. The total return does not reflect any sales charges.

f	The total returns before Incentive Fee were 16.99%, 0.23%, 0.85%, 6.64% and 7.52% for the years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively.

g

Calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets and dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding. The Fund’s senior securities during this time period were comprised only of temporary borrowings made pursuant to secured revolving lines of credit agreements (see Note 6). There were no senior securities payable outstanding for the years ended March 31, 2020 or 2019.

The accompanying notes are an integral part of these financial statements.	8

A&Q Multi-Strategy Fund

Notes to Financial Statements

March 31, 2021

1.	Organization

A&Q Multi-Strategy Fund (the “Fund”) was formed as a statutory trust under the laws of Delaware on February 7, 2011 and commenced operations on March 29, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund is commonly referred to as a “fund of funds”. Its investment objective is to seek to consistently realize risk-adjusted appreciation principally through the allocation of assets among a select group of alternative asset managers (the “Investment Managers”) and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the “Investment Funds”). The Fund seeks to achieve its investment objective primarily through the identification, selection and monitoring of Investment Managers and Investment Funds that UBS Hedge Fund Solutions (as defined below) believes will produce attractive returns over time. By diversifying the approach by which the Fund’s assets are invested, the Fund seeks to achieve performance results that are less volatile in both rising and falling markets than investments made in accordance with a single approach.

Subject to the provisions of the Fund’s Agreement and Declaration of Trust, as amended and restated from time to time (the “Declaration”), and the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Trustees (the “Board”, with an individual member referred to as a “Trustee”). The Trustees shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out their duties under the Declaration. Each Trustee shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each trustee of a Delaware corporation, and each Trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”) shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each trustee of a closed-end management investment company registered under the 1940 Act and organized as a Delaware corporation who is not an “interested person” of such company. The Trustees may perform such acts as they, in their sole discretion, determine to be proper for conducting the business of the Fund. No Trustee shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Trustee’s authority as delegated by the Board. The Board may delegate (as may be permitted by the Declaration, the Fund’s By-Laws and the Delaware Statutory Trust Act) the management of the Fund’s day-to-day operations to one or more officers of the Fund or other persons (including, without limitation, UBS Hedge Fund Solutions (as defined below)), subject to the investment objective and policies of the Fund and to the oversight of the Board.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2021

1.	Organization (continued)

The Board has engaged UBS Hedge Fund Solutions LLC (“UBS Hedge Fund Solutions” or the “Adviser”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Initial and additional applications for shares of beneficial interest (“Shares”) by eligible investors may be accepted at such times as the Board may determine and are generally accepted monthly. The Board reserves the right to reject any application for Shares in the Fund. Shares may be purchased as of the first business day of each month at the Fund’s then current net asset value (“NAV”) per Share. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares from shareholders as of the end of each calendar quarter. During the year ended March 31, 2021, 66,657.072 Shares were repurchased.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by non-governmental entities. The Fund’s financial statements are prepared in accordance with US GAAP.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak that occurred may have a significant negative impact on the operations and profitability of the Fund’s investments. The extent of the impact to the financial performance of the Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) the effects on the economy overall, and (v) the effectiveness and the roll-out of the vaccines all of which are highly uncertain and cannot be predicted. These developments may adversely impact certain companies in which the Investment Funds held by the Fund may invest and the value of the Fund’s investments therein.

2.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with US GAAP, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2021

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The Fund uses NAV as its measure of fair value of an investment in an investee when (i) the Fund’s investment does not have a readily determinable fair value and (ii) the NAV of the Investment Fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date.

US GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). US GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities require greater disaggregation than the Fund’s line items in the Statement of Assets and Liabilities.

The following is a summary of the investment strategies and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Fund as of March 31, 2021. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of March 31, 2021. The Fund used the following categories to classify its Investment Funds:

The Investment Funds in the credit/income strategy (total fair value of $62,008,379) utilize credit analysis to evaluate potential investments and use debt or debt-linked instruments to execute their investment theses. Their approach can be either fundamental, quantitative, or a combination of both. As of March 31, 2021, the Investment Funds in the credit/income strategy had $59,493,464 representing 96% of the value of the investments in this category, subject to investor level gates and/or lock-ups. Included in this amount is $37,544,817, representing 61% of the value of the investments in this category, that cannot be redeemed in full because the investments include restrictions that do not allow for redemptions in the first 12-24 months after acquisition. The remaining restriction period for these investments ranges from 6-15 months at March 31, 2021.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2021

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The Investment Funds in the equity hedged strategy (total fair value of $158,744,576) generally utilize fundamental analysis to invest in publicly traded equities investing in both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. As of March 31, 2021, the Investment Funds in the equity hedged strategy had $86,718,725, representing 55% of the value of the investments in this category, subject to investor level gates and/or lock-ups. Included in this amount is $46,883,026, representing 30% of the value of the investments in this category, that cannot be redeemed in full because the investments include restrictions that do not allow for redemptions in the first 12-24 months after acquisition. The remaining restriction period for these investments ranges from 9-22 months at March 31, 2021.

The Investment Funds in the multi-strategy strategy (total fair value of $20,680,892) invest in both long and short, equity and debt strategies that are primarily in U.S. based securities. The management of these Investment Funds seek arbitrage opportunities, distressed securities, corporate restructures and hedges established in equities, convertible securities, options, warrants, rights, forward contracts, futures, trade claims, credit default swaps and other derivatives, real estate and other financial instruments. As of March 31, 2021, the Investment Funds in the multi-strategy strategy had $20,680,892, representing 100% of the value of the investments in this category, subject to investor level gates.

The Investment Funds in the relative value strategy (total fair value of $110,236,230), a broad category, generally encompass strategies that are non-fundamental and non-directional, and often quantitatively driven. The Investment Funds in this strategy typically use arbitrage to exploit mispricing and other opportunities in various asset classes, geographies, and time horizons. The Investment Funds frequently focus on capturing the spread between two assets, while maintaining neutrality to other factors, such as geography, changes in interest rates, equity market movement, and currencies, to name a few examples. As of March 31, 2021, the Investment Funds in the relative value strategy had $25,490,651, representing 23% of the value of the investments in this category, subject to investor level gates.

The Investment Funds in the trading strategy (total fair value of $116,727,717) are generally top-down in nature and often driven by econometric and macroeconomic research. The Investment Funds may utilize financial instruments, such as foreign exchange, equities, rates, sovereign debt, currencies, and commodities to express a manager’s view. In executing different approaches, managers may use either fundamental or quantitative models or a combination of both. As of March 31, 2021, the Investment Funds in the trading strategy had $81,276,800, representing 70% of the value of the investments in this category, subject to investor level gates and/or lock-ups. Included in

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2021

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

this amount is $21,844,328, representing 19% of the value of the investments in this category, that cannot be redeemed in full because the investments include restrictions that do not allow for redemptions in the first 12 months after acquisition. The remaining restriction period for this investment is 11 months at March 31, 2021.

The investments within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The total fair value of the investments in Investment Funds valued using NAV as a practical expedient is $468,397,794 and is therefore excluded from the fair value hierarchy. Additional disclosures, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments.

The three levels of the fair value hierarchy are as follows:

Level 1—	quoted prices in active markets for identical investments
Level 2—

inputs to the valuation methodology include quotes for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument

Level 3—	inputs to the valuation methodology include significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The NAV of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Adviser has adopted procedures pursuant to ASC 820 in which the Fund values its investments in Investment Funds at fair value. Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds’ Investment Managers, which are net of management and incentive fees charged by the Investment Funds. NAVs received by, or on behalf of, the Investment Funds’ Investment Managers are based on the fair value of the Investment Funds’ underlying investments in accordance with the policies established by the Investment Funds. Because of the inherent uncertainty of valuation, the value of the Fund’s investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available. See Schedule of Portfolio Investments for further information.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2021

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s Investment Manager and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

It is unknown, on an aggregate basis, whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s net assets at March 31, 2021.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

b.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income is recorded on the accrual basis.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s NAV; costs of insurance; registration expenses; interest expense; due diligence, including travel and related expenses; expenses of meetings of the Board; all costs with respect to communications to shareholders; and other types of expenses approved by the Board. Expenses are recorded on the accrual basis.

d.	Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains, resulting in no provision requirements for federal income or excise taxes. The Fund has a September 30 tax year-end. Unless otherwise indicated, all applicable tax disclosures reflect tax adjusted balances at September 30, 2020.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2021

2.	Significant Accounting Policies (continued)

d.	Income Taxes (continued)

The Fund will file U.S. federal income and applicable state tax returns. The Adviser will analyze the Fund’s tax positions and will determine if a tax provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for all open tax years since inception are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended March 31, 2021, the Fund did not incur any interest or penalties. The Adviser does not believe there are positions for which it is reasonably likely that the total amounts of unrecognized tax liability will significantly change within twelve months of the reporting date.

Permanent book-to-tax basis differences resulted in the reclassification of amounts stated below, between total distributable earnings and paid-in capital reported on the Fund’s Statement of Assets and Liabilities as of March 31, 2021. Such permanent reclassifications are attributable to differences between book and tax reporting of the Fund’s investments which do not affect net assets or NAV per Share values.

Total Distributable Earnings	Paid in Capital
$-	$-

The tax character of distributions paid to shareholders during the financial statement year ended March 31, 2021 was $36,330,718 of ordinary income. The tax character of distributions paid to shareholders during the financial statement year ended March 31, 2020 was $23,907,824 of ordinary income and $9,175,557 of return of capital.

The tax basis of distributable earnings as of September 30, 2020 (the Fund’s most recent tax year) shown below represents future distribution requirements that the Fund must satisfy under the income tax regulations.

Undistributed Ordinary Income	Capital Loss Carryforward	Qualified Late Year Loss Deferrals*	Net Unrealized Appreciation/ (Depreciation)
$-	$(5,515,194)	$(10,377,381)	$34,077,562

* Under federal tax law, qualified late year ordinary and capital losses realized after December 31 and October 31, respectively, may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended September 30, 2020, the Fund incurred a late year ordinary loss of $8,546,254 and a capital loss of $1,831,127 which it will elect to defer to the tax year ended September 30, 2021.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2021

2.	Significant Accounting Policies (continued)

d.	Income Taxes (continued)

The federal tax cost of investments is adjusted for taxable income allocated to the Fund from the Investment Funds. The aggregate tax cost of investments at March 31, 2021 is $430,206,849. Investment net tax basis unrealized appreciation was $38,190,945 consisting of $41,767,201 unrealized appreciation and $3,576,256 unrealized depreciation.

The primary reason for differences between the earnings reported above and the federal tax cost of investments, in comparison with the related amounts reported on the Fund’s Statement of Assets and Liabilities as of March 31, 2021, relates to cumulative differences between tax and US GAAP financial statement reporting requirements on the portfolio investments.

e.	Cash

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There were no restricted cash balances held as of March 31, 2021.

f.	Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

3.	Related Party Transactions

The Adviser provides investment advisory services to the Fund pursuant to the Investment Advisory Agreement. The Adviser also provides certain administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund’s Board and providing other support services. In consideration for all such services, the Fund will pay the Adviser a fee (the “Management Fee”), computed and payable monthly, at an annual rate of 1.50% of the Fund’s adjusted net assets determined as of the last day of each month.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2021

3.	Related Party Transactions (continued)

Adjusted net assets as of any month-end date means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund other than Incentive Fee (as described below) accruals if any, as of such date, and calculated before giving effect to any repurchase of Shares on such date. For the year ended March 31, 2021, the Fund incurred a Management Fee of $7,356,851, of which $1,828,442 remains payable and is included in the Statement of Assets and Liabilities at March 31, 2021.

The Management Fee is computed as of the start of business on the last business day of the period to which each Management Fee relates, after adjustment for any Share purchases effective on such date, and will be payable in arrears. A portion of the Management Fee and Incentive Fee (as defined below) is paid by UBS Hedge Fund Solutions to its affiliates.

In addition to the Management Fee paid to the Adviser, the Adviser is paid an incentive fee (the “Incentive Fee”) on a quarterly basis in an amount equal to 5% of the Fund’s net profits. For the purposes of calculating the Incentive Fee for any fiscal quarter, net profits will be determined by taking into account net realized gain or loss (including any realized gain that has been distributed to shareholders during a fiscal quarter and net of Fund expenses, including Management Fee) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income. No Incentive Fee will be payable for any period unless losses and depreciation from prior periods have been recovered by the Fund, known as a “high water mark” calculation. The Adviser is under no obligation to repay any Incentive Fees previously paid by the Fund. Thus, the payment of the Incentive Fee for a period will not be reversed by the subsequent decline of the Fund’s assets in any subsequent fiscal period. For the year ended March 31, 2021, the Fund incurred an Incentive Fee of $2,840,283, of which none remains payable at March 31, 2021.

The Incentive Fee is in addition to the incentive fees or allocations charged by unregistered Investment Funds.

UBS Financial Services Inc. (“UBS FSI”), a wholly owned subsidiary of UBS Americas, Inc., acts as the distributor for the Fund, without special compensation from the Fund, and bears its own costs associated with its activities as distributor. Sales loads, if any, charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The sales load does not constitute assets of the Fund.

Effective January 1, 2016, each Trustee of the Fund receives an annual retainer of $12,500 plus a fee for each meeting attended. The Chairman of the Board and the Chairman of the Audit Committee of the Board each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis along with the three other registered alternative investment funds advised by UBS Hedge Fund Solutions. All Trustees are reimbursed by the Fund for all reasonable out of pocket expenses.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2021

3.	Related Party Transactions (continued)

During the year ended March 31, 2021, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $36,617 which is included in Officer’s and Trustees’ fees in the Statement of Operations. The related payable of $45,771 is included in Officer’s and Trustees’ fees payable in the Statement of Assets and Liabilities.

The Fund, along with other funds advised by UBS Hedge Fund Solutions, and the Trustees are insured under an insurance policy which protects against claims alleging a wrongful act, error, omission, misstatement, misleading statement, and other items made in error. The annual premiums are allocated among the UBS funds on a pro-rata basis based on each fund’s assets under management. On an annual basis, the allocation methodology recommended by the risk adjuster is reviewed and approved by the Board and the Adviser determines the amounts to be charged to each fund based upon the Board approved methodology. During the year ended March 31, 2021, the Fund incurred $200,109 in insurance fees, which is included in printing, insurance and other expenses in the Statement of Operations, of which none was payable at March 31, 2021.

The Fund, along with several other funds advised by UBS Hedge Fund Solutions, is party to a Credit Agreement (See Note 6). On a quarterly basis, the credit provider will charge a fee (the “Commitment Fee”) on the unused portion of the total amount of the Credit Agreement. The Adviser will negotiate the commitment amount with the counterparty based on the amount each fund will be expected to borrow at a given time. The Commitment Fee will be allocated to each fund based on the expected borrowing amount which is disclosed within the Credit Agreement. For the year ended March 31, 2021, the Fund incurred a Commitment Fee of $336,796 to the counterparty, of which $79,011 remains payable and is included in other liabilities in the Statement of Assets and Liabilities at March 31, 2021.

During the year ended March 31, 2021, the Adviser incurred expenses on behalf of the Fund for certain activities which benefit the investment funds managed by the Adviser. For the year ended March 31, 2021, the Fund incurred other Adviser fees of $17,193, of which $17,193 remains payable and is included in the Statement of Assets and Liabilities at March 31, 2021.

Payable to affiliate on the Statement of Assets and Liabilities represents cash received from an affiliated entity of $625,000 for a subscription intended for an affiliated fund. This amount was subsequently returned to the affiliated entity in April 2021.

Other investment partnerships sponsored by UBS AG or its affiliates may also maintain investment interests in the Investment Funds owned by the Fund.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2021

4.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), as Fund administrator, performs certain additional administrative, accounting, record keeping, tax and investor services for the Fund. BNY Mellon receives a monthly administration fee primarily based upon (i) the average net assets of the Fund subject to a minimum monthly administration fee, and (ii) the aggregate net assets of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

The Custodian has entered into a service agreement whereby it provides custodial services for the Fund.

5.	Share Capital and NAV

The Fund is authorized to issue an unlimited number of Shares. The Fund has registered $627,068,589 of Shares for sale under its Registration Statement (File No. 333-225537). The Shares are being distributed by UBS Financial Services Inc. (together with any other broker or dealer appointed by the Fund as distributor of its Shares, the “Distributor”). The Distributor may pay from its own resources compensation to its financial advisers and brokers or dealers in connection with the sale and distribution of the Shares or servicing of shareholders.

Capital share transactions for outstanding Shares in the Fund for the year ended March 31, 2021 are summarized as follows:

Outstanding Shares April 1, 2020	Subscriptions	Reinvestments	Redemptions	Outstanding Shares March 31, 2021	NAV Per Share
500,805.812	14,042.989	32,493.479	(66,657.072)	480,685.208	$998.50

6.	Loan Payable

The Fund, along with several other funds advised by UBS Hedge Fund Solutions, has entered into a secured Amended and Restated Credit Agreement dated as of September 1, 2015, as amended, supplemented or otherwise modified from time to time with a third-party commercial bank, which will terminate on August 24, 2021 unless extended (the “Credit Agreement”). Under the Credit Agreement, the Fund may borrow from time to time on a revolving basis at any time up to $67,000,000 for temporary investment purposes and to meet requests for tenders. Indebtedness outstanding under the Credit Agreement accrues interest at a rate per annum for each day equal to 1.5% plus the higher of the Overnight LIBOR Rate and the Federal Funds Rate for such day (the “Interest Rate”), or at 2% over the Interest Rate during an event of default. There is a Commitment

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2021

6.	Loan Payable (continued)

Fee payable by the Fund, calculated at 50 basis points times the actual daily amount of the line of credit not utilized.

For the year ended March 31, 2021, the Fund’s average interest rate paid on borrowings was 1.59% per annum and the average borrowings outstanding was $1,811,256. The Fund had $2,770,000 in borrowings outstanding at March 31, 2021. Interest expense for the year ended March 31, 2021 was $28,731, of which $15,155 was payable at March 31, 2021.

7.	Investments

As of March 31, 2021, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the year ended March 31, 2021 amounted to $110,751,911 and $175,834,025, respectively.

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 0.00% to 3.00% (per annum) of net assets and incentive fees or allocations ranging from 5.00% to 40.00% of net profits earned. One or more Investment Funds have entered into a side pocket arrangement. Detailed information about the Investment Funds’ portfolios is not available. Please see the Schedule of Portfolio Investments for further information.

8.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, equity swaps, distressed investing, merger arbitrage and convertible arbitrage. The Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments.

9.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2021

10.	Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no events that required disclosure other than the following:

Subsequent to March 31, 2021, the Fund received additional subscriptions of $2,793,076 and paid shareholders’ redemptions payable of $12,919,763 in full.

TRUSTEES AND OFFICERS (UNAUDITED)

Information pertaining to the Trustees and Officers of the Fund as of March 31, 2021 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling UBS Hedge Fund Solutions LLC (“UBS HFS”) at (888) 793-8637.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee2	Other Trusteeships/ Directorships Held by Trustee Outside Fund Complex During Past 5 Years

INDEPENDENT TRUSTEES

Virginia G. Breen (56) c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Trustee	Term — Indefinite Length—since Commencement of Operations	Private investor and board member of certain entities (as listed herein).	4	Director of: Paylocity Holding Corp.; the Neuberger Berman Private Equity Registered Funds (19 funds); certain funds in the Calamos Fund Complex (26 portfolios); Jones Lang LaSalle Income Property Trust, Inc.; Tech and Energy Transition Corporation

Stephen H. Penman (74) c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Trustee	Term — Indefinite Length—since Commencement of Operations	Professor of Financial Accounting of the Graduate School of Business, Columbia University.	4	Member, Board of Advisors, Boston Harbor Investment Management, LLC.

INTERESTED TRUSTEE

Meyer Feldberg (79)[3] c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Chairman and Trustee	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	49	Director of: NYC Ballet; Revlon, Inc. (1997 to 2017); Macy’s, Inc. (1992 to 2016). Advisory Director of Welsh Carson Anderson & Stowe.

OFFICER(S) WHO ARE NOT TRUSTEES

William J. Ferri (54) UBS HFS 787 7th Avenue New York, New York 10019 Principal Executive Officer	Term — Indefinite Length—since Commencement of Operations	Head of UBS Asset Management (Americas) Inc. (“UBS AM”) since March 2017. Mr. Ferri was Global Head of UBS HFS from 2010 to 2017, and Head of Multi-Manager and Hedge Fund Solutions of UBS AM from 2017 to April 2021.	N/A	N/A

Dylan Germishuys (51) UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since Nov. 19, 2013	Head of Operations and Product Control of UBS HFS since 2004.	N/A	N/A

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee2	Other Trusteeships/ Directorships Held by Trustee Outside Fund Complex During Past 5 Years

Frank S. Pluchino (61) UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since Commencement of Operations	Executive Director and Chief Compliance Officer of UBS HFS since October 2010, and Executive Director of UBS Business Solutions US LLC since January 2017. Mr. Pluchino also serves as Chief Compliance Officer of the registered investment funds advised by UBS HFS and UBS AM.	N/A	N/A

Keith A. Weller (58) UBS AM One North Wacker Drive Chicago, Illinois 60606 Chief Legal Officer	Term — Indefinite Length—since Jul. 25, 2019	Executive Director and Deputy General Counsel (since February 2019, prior to which he was Senior Associate General Counsel) of UBS Business Solutions US LLC (since January 2017) and UBS AM—Americas (since 2005). Mr. Weller also serves as a Vice President and Secretary of the registered investment funds advised by UBS AM.	N/A	N/A

[1]	The Fund commenced operations on March 29, 2011.

[2]	As of March 31, 2021, of the 49 funds/portfolios in the complex, 45 were advised by an affiliate of UBS HFS and four comprised the registered alternative investment funds advised by UBS HFS.

[3]

Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS HFS may do business. Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the most recent twelvemonth period ended June 30, no later than August 31. The Fund’s Form N-PX filings are available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the SEC’s website at http://www.sec.gov.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS (“FORM N-PORT”)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available, without charge, on the SEC’s website at http://www.sec.gov.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 212-821-6053.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $99,895 for 2021 and $99,895 for 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,285 for 2021 and $2,285 for 2020. Audited related fees principally include fees associated with reviewing and providing comments on semi-annual reports, issuing consent filings and performing diversification, and other testing pursuant to sub chapter M of the Internal Revenue Code of 1986, as amended.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $30,700 for 2021 and $30,700 for 2020. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimate.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2020.

(e)(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $.330 million for 2021 and $.331 million for 2020.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

UBS Hedge Fund Solutions LLC proxy voting policy 4-E-004010 Internal

UBS Hedge Fund Solutions LLC

proxy voting policy

OR Taxonomy: Market Conduct

Owner/Issuer: Head C&ORC UBS HFS LLC

Why do we have this policy?

Underlying our voting and corporate governance policies we have one fundamental objective, to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

To achieve this objective, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.

Applicability
Location	Americas
Legal Entity	UBS Hedge Fund Solutions LLC
Business Division	Asset Management
Business Area /	All
Function
Roles	All

Summary of Key Requirements
The policy is designed to address the following risks:
- Failure to provided required disclosures for investment advisers and registered investment companies
- Failure to vote proxies in best interest of clients and funds
- Failure to identify and address conflicts of interest

Infringements of this policy may result in disciplinary action including dismissal.

Published: 3 December 2015	Page 1 of 3

UBS Hedge Fund Solutions LLC proxy voting policy 4-E-004010 Internal

Table of Contents

Policy		3

1.	General Policy	3

2.	General Procedures	3
2.1	Recordkeeping	3

Published: 3 December 2015	Page 2 of 3

UBS Hedge Fund Solutions LLC proxy voting policy 4-E-004010 Internal

Policy

1.	General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, “proxies”), in a manner that serves the best interests of the clients managed by the Registrant, as determined by the Registrant in its discretion, taking into account relevant factors, including, but not limited to:

- the impact on the value of the securities;

- the anticipated costs and benefits associated with the proposal;

- the effect on liquidity;

- impact on redemption or withdrawal rights;

- the continued or increased availability of portfolio information; and

- customary industry and business practices.

2.	General Procedures

Unless clients have reserved voting rights to themselves, UBS Hedge Fund Solutions LLC (“HFS”) will direct the voting of proxies on securities held in their accounts. However, since the holdings in client accounts of HFS are almost exclusively comprised of hedge funds, many of which have non-voting shares, HFS rarely votes proxies. When voting such proxies, HFS Operations Department will consult with the HFS Investment Committee as well as the Legal and Compliance Department regarding the issues of the proxy vote. The Legal and Compliance Department will notify the Operations Department if there are any legal/compliance issues related to the vote. If there are no such issues, the Investment Committee will instruct the Operations Department on how to vote the proxy. The Operations Department will notify the relevant external parties of those instructions and vote in proxy in accordance to the instructions.

In the rare instance that HFS would have an equity security in one of its portfolios that holds a vote, HFS Operations Department will consult with its affiliate, UBS O’Connor LLC (“O’Connor”) on how to vote such proxy. In this instance, HFS would follow O’Connor’s Proxy Voting Policy and vote its proxy in accordance to the guidance provided by O’Connor’s Proxy Voting Policy (a copy of which is attached).

HFS has implemented procedures designed to identify whether HFS has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, HFS has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities. Whenever HFS is aware of a conflict with respect to a particular proxy as determined by the Legal and Compliance Department, such proxy will be reviewed by a group consisting of members from the Operations Department, Investment Committee and Legal and Compliance and the group is required to review and agree to the manner in which such proxy is voted.

2.1	Recordkeeping

A record of all votes cast must be maintained in order to permit the SEC registered funds to file timely and accurately Form N-PX and to comply with the recordkeeping requirements of IA Act rule 204-2(e)(1). Additionally the Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Published: 3 December 2015	Page 3 of 3

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

A&Q MULTI-STRATEGY FUND

PORTFOLIO MANAGER DISCLOSURE

The Fund is managed by Bruce Amlicke (the “Portfolio Manager”), who is primarily responsible for the selection of the Fund’s investments, the allocation of the Fund’s assets among underlying investment managers and the general day-to-day management of the Fund

Mr. Amlicke has served as a Portfolio Manager of the Fund since its inception. He is the Chief Investment Officer and Head of UBS Hedge Fund Solutions LLC (the “Adviser”). Mr. Amlicke is also Chairman of the Adviser’s Investment Committee. Before re-joining UBS AG in 2010, Mr. Amlicke was Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group. From 2003 to 2004, he was Chief Investment Officer of the O’Connor Multi-Manager Program, the predecessor of the Adviser. Mr. Amlicke joined the O’Connor Multi-Manager team in 1998. He began his career at O’Connor & Associates in 1986 with the foreign currency options group, trading and managing global derivative portfolios. From 1995 to 1998, Mr. Amlicke pursued entrepreneurial interests and was actively involved in early-stage private equity investing in San Diego, California. Mr. Amlicke received his bachelor’s degree from the University of Michigan.

The Fund’s Portfolio Manager manages multiple accounts for the Adviser, including registered closed-end management investment companies and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Manager’s management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Manager may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Manager may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that he is managing on behalf of the Adviser. In addition, the Portfolio Manager could be viewed as having a conflict of interest to the extent that he has an investment in accounts other than the Fund. A potential conflict of interest may be perceived if the Adviser receives a performance-based advisory fee as to one account but not another, because the Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager’s compensation. The Adviser periodically reviews the Portfolio Manager’s overall responsibilities to ensure that he is able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Manager may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

The Adviser’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Manager.

The Portfolio Manager’s compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, the parent company of the Adviser, subject to certain vesting periods. The amount of the Portfolio Manager’s discretionary bonus, and the portion to be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, is determined by senior officers of the Adviser. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of UBS AG; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund’s Portfolio Manager and approximate assets under management in those accounts as of March 31, 2021.

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Bruce Amlicke	3(1)	$349,360,660	79(2)	$20,618,222,277	17(3)	$15,421,283,660

[1]	Of these accounts, 3 accounts with total assets of approximately $707,917,556 charge performance-based advisory fees.
2	Of these accounts, 46 accounts with total assets of approximately $10,833,200,211 charge performance-based advisory fees.
3	Of these accounts, 3 accounts with total assets of approximately $6,722,024,357 charge performance-based advisory fees.

The Fund’s Portfolio Manager does not beneficially own any units of limited liability company interest of the Fund.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) A&Q Multi-Strategy Fund

By (Signature and Title)*      /s/ William Ferri

  William Ferri, Principal Executive Officer

Date               June 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ William Ferri

  William Ferri, Principal Executive Officer

Date               June 8, 2021

By (Signature and Title)*      /s/ Dylan Germishuys

  Dylan Germishuys, Principal Accounting Officer

Date               June 8, 2021

* Print the name and title of each signing officer under his or her signature.